Risk Management	12 Months Ended
Dec. 31, 2017
Risks and Uncertainties [Abstract]
Risk Management

11. Risk Management

11.1. Operational risk

Ardmore is exposed to operating costs arising from various vessel operations. Key areas of operating risk include drydock, repair costs, insurance, piracy and fuel prices. Ardmore’s risk management includes various strategies for technical management of drydock and repairs coordinated with a focus on measuring cost and quality. Ardmore’s relatively young fleet helps to minimize the risk. Given the potential for accidents and other incidents that may occur in vessel operations, the fleet is insured against various types of risk. Ardmore has established a set of countermeasures in order to minimize the risk of piracy attacks during voyages, particularly through regions which the Joint War Committee or our insurers consider high risk, or which they recommend monitoring including the South China Sea, the Indian Ocean, the Red Sea, the Gulf of Aden, the Gulf of Guinea, Venezuela, and in certain areas of the Middle East, and increasingly the Sulu Archipelago and Indonesia in the South China Sea, to make the navigation safer for sea staff and to protect Ardmore’s assets The price and supply of fuel is unpredictable and can fluctuate from time to time. Ardmore periodically considers and monitors the need for fuel hedging to manage this risk.

11.2. Foreign exchange risk

The majority of Ardmore’s transactions, assets and liabilities are denominated in U.S. Dollars, the functional currency of Ardmore. Ardmore incurs certain general and operating expenses in other currencies (primarily the Euro, Singapore Dollar and Pounds Sterling) and as a result there is a transactional risk to Ardmore that currency fluctuations will have a negative effect on the value of Ardmore’s cash flows. Such risk may have an adverse effect on Ardmore’s financial condition and results of operations. Ardmore believes these adverse effects to be immaterial and has not entered into any derivative contracts for either transaction or translation risk during the year.

11.3. Interest rate risk

The Company is exposed to the impact of interest rate changes primarily through borrowings that require the Company to make interest payments based on LIBOR. Significant increases in interest rates could adversely affect the Company’s results of operations and its ability to repay debt. The Company monitors interest rate exposure and may enter into swap arrangements to hedge exposure where it is considered economically advantageous to do so.
The disclosure in the immediately following paragraph about the potential effects of changes in interest rates are based on a sensitivity analysis, which models the effects of hypothetical interest rate shifts. A sensitivity analysis is constrained by several factors, including the necessity to conduct the analysis based on a single point in time and by the inability to include the extraordinarily complex market reactions that normally would arise from the market shifts. Although the following results of a sensitivity analysis for changes in interest rates may have some limited use as a benchmark, they should not be viewed as a forecast. This forward-looking disclosure also is selective in nature and addresses only the potential impacts on the Company’s borrowings.
Assuming the Company does not hedge its exposure to interest rate fluctuations, a hypothetical 100 basis-point increase or decrease in the Company’s variable interest rates would have increased or decreased the Company’s interest expense for the year period ended December 31, 2017 by $4.6 million (2016: $4.2 million) using the average long-term debt balance and actual interest incurred in each period.

11.4. Credit risk

There is a concentration of credit risk with respect to cash and cash equivalents to the extent that substantially all of the amounts are held in Nordea Bank, and in short-term funds (with a credit risk rating of at least AA) managed by Blackrock and State Street Global Advisors. While Ardmore believes this risk of loss is low, it will keep this under review and will revise its policy for managing cash and cash equivalents if considered advantageous and prudent to do so.
Ardmore limits its credit risk with trade accounts receivable by performing ongoing credit evaluations of its customers’ financial condition. It generally does not require collateral for its trade accounts receivable.
Ardmore may have a credit risk in relation to vessel employment and at times may have multiple vessels employed by one charterer. Ardmore considers and evaluates concentration of credit risk regularly and performs on-going evaluations of these charterers for credit risk and credit concentration risk. As at December 31, 2017 Ardmore’s 27 vessels in operation were employed with 13 different charterers.

11.5. Income taxes

Ardmore’s principal objective in relation to liquidity is to ensure that it has access, at minimum cost, to sufficient liquidity to enable it to meet its obligations as they fall due and to provide adequately for contingencies. Ardmore’s policy is to manage its liquidity by strict forecasting of cash flows arising from or expense relating to time charter revenue, pool revenue, vessel operating expenses, general and administrative overhead and servicing of debt.